UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 8, 2004

                     INTERNATIONAL CARD ESTABLISHMENT, INC.

             (Exact name of Registrant as specified in its Charter)



            DELAWARE                   000-33129              95-4581903
____________________________          ____________       ______________________
(State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)       Identification Number)


            300 Esplanade Drive, Suite 1950, Oxnard, California 93030
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code 800-400-0206

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See below.

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION

Effective September 8, 2004, International Card Establishment, Inc. ("ICRD"), ICE Sub, Inc. ("SUB") and NEOS Merchant Solutions, Inc. ("NEOS") finalized an Agreement and Plan of Merger ("Merger").

STRUCTURE

NEOS merged with and into SUB, a wholly-owned subsidiary of ICRD. As a result of the merger, each share of NEOS capital stock outstanding was converted into the right to receive common shares of ICRD.

MERGER CONSIDERATION

The merger consideration issued to NEOS stockholders is as follows:

$500,000 in cash was received at closing;
$500,000 promissory note due and payable on January 1, 2005;
$1,500,000 promissory note due and payable on January 1, 2006;
5,000,000 shares of common stock of ICRD; and $1,000,000 assumption of liabilities

The above-referenced promissory notes bear 8% interest and are convertible at the option of the holder into shares of common stock of ICRD at a 25% discount of the average closing price for the 20 days prior to conversion. The above-referenced promissory note that is due in 2006 will be off-set to the extent the NEOS liabilities are greater than $1,000,000.

ADDITIONAL AGREEMENTS

         LOCK-UP AGREEMENT. As a condition to closing, each officer and director of ICRD entered into a lock-up agreement prohibiting the sale or transfer such officer's or director's pro-rata share of a number of ICRD common shares equal to the number of ICRD common shares being paid as part of the merger. ICRD common shares subject to a lock-up agreement will not be alienable for a period of time equal to the length of time the Securities Act restricts the transfer of ICRD common shares received as part of the merger

         ASSUMPTION OF LIABILITIES. As a condition to closing, ICRD assumed certain outstanding liabilities of NEOS for an amount not to exceed one million dollars ($1,000,000) in the aggregate. Any liabilities of NEOS in excess of the one million dollar ($1,000,000) limit, including in such calculation the


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difference between the amount of the account payables minus the amount of account receivables of NEOS, shall be paid in full and discharged from the NEOS' financial statements; PROVIDED, HOWEVER, that where the amount of NEOS' account receivables is greater than the amount of NEOS' account payables, the surplus of the difference between NEOS' account receivables minus NEOS' account payables shall be deducted from the calculation of liabilities of NEOS in excess of the one million dollar ($1,000,000) cap.

         PROXY AGREEMENT. As a condition to closing, ICRD and NEOS stockholders entered into a proxy agreement pursuant to which Hugh Wain Swapp was appointed as the proxy holder, one (1) person designated by NEOS (initially the proxy holder) shall be appointed as a director of the board of directors of ICRD and ICRD common shares subject to the proxy agreement shall vote as a director of ICRD a person nominated by holders of a majority of the ICRD common shares subject to the proxy agreement.

         HUGH WAIN SWAPP. Mr. Swapp is a processing executive, and started NEOS in the spring of 2002. He is the CEO and founder of Neos Merchant Solutions. He has sales, marketing and portfolio-building executive positions with most of the major players in the processing industry. He is primarily responsible for the day-to-day operations of NEOS, and the sales distribution channels. Prior to joining NEOS, Mr. Swapp was the President of E-Commerce Processing (ECP), a leader in the private label smart card industry. Prior to joining ECP, he was the National Vice President of Sales for three years at Lynk Systems, where he opened 37 offices and built a portfolio of more than 70,000 merchants generating $3.5 billion in sales volume. Prior to joining Lynk, he was the National Director of Sales at Deluxe Data, where he built a portfolio of $2.5 billion with more than 65,000 merchant accounts. Prior to joining Deluxe, he developed and implemented a regional sales program for PMT Services, and spent four years as a Regional Manager with Nabanco, where he was instrumental in taking that company from start-up to more than a $3.0 billion portfolio over that period. Prior to joining Nabanco, Mr. Swapp founded and built a successful credit card VAR in 1987, growing his company to seven offices in three years.

         LICENSE AGREEMENT. As a condition to closing, ICRD and NEOS Liquidating, LLC, a California limited liabilities company ("Trust") entered into a license agreement pursuant to which ICRD and SUB granted to the Trust a world-wide, exclusive (for uses that do not compete with the business of ICE), perpetual license to all intellectual properties owned by NEOS immediately prior to the Merger. The Trust shall be entitled, subject to certain restrictions in the license agreement, to sublicense any of the intellectual property thereunder to third parties.

         REGISTRATION RIGHTS AGREEMENT. As a condition to closing, ICRD and NEOS stockholders entered into a registration rights agreement, pursuant to which NEOS stockholders were granted registration rights and will be able to registered the ICRD common shares held by them if certain conditions thereunder are fulfilled.

REPRESENTATIONS AND WARRANTIES

         REPRESENTATIONS AND WARRANTIES OF ICRD. The Merger Agreement includes standard representations and warranties by ICRD and SUB to NEOS. Please see the representations and warranties of ICRD and SUB in the following sections of the Merger Agreement:


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         3.1      Organization;

         3.2      Capitalization;

         3.3      Financial Statements;

         3.4      Changes in Financial Condition;

         3.5      Authority; No Violation;

         3.6      Consents and Approvals;

         3.7      Minute Book;

         3.8      Litigation; Claims;

         3.9      Taxes and Reports;

         3.10     Compliance with Laws and Regulations;

         3.11     No Broker;

         3.12     Valid Issuance of ICE Common Shares;

         3.13     SEC Filings;

         3.14     Information Supplied by ICE and ICE Sub;

         3.15     Material Misstatements and Omissions; and

         3.16     Reorganization Treatment.

         REPRESENTATIONS AND WARRANTIES OF NEOS. The Merger Agreement also includes standard representations and warranties by NEOS to ICRD and SUB. Please see the representations and warranties of NEOS in the following sections of the Merger Agreement:

         4.1      Organization;

         4.2      Capitalization;

         4.3      Authority;

         4.4      NEOS Financial Statements;

         4.5      NEOS Material Adverse Effect;

         4.6      Title to Assets;

         4.7      All Patent/License Rights;


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         4.8      Contracts/Other Rights;

         4.9      Effect of Agreement;

         4.10     Personal Property;

         4.11     Minute Book;

         4.12     Litigation; Claims;

         4.13     Taxes and Reports;

         4.14     Personnel;

         4.15     Compliance with Laws and Regulations;

         4.16     Leases; and

         4.17     Nature of Representation.

GOVERNING LAW

The Merger Agreement is governed by California law.


DIRECTORS AND OFFICERS OF SUB (SURVIVING COMPANY).

Hugh Wain Swapp, Charles A.P. Christianson and William Lopshire were appointed to the board of directors of SUB. The officers of NEOS prior to the merger are the officers of SUB.

NEOS BUSINESS.

ICRD will be the sole shareholder of SUB and will cause SUB to (i) continue NEOS's historic business or (ii) use in business a significant portion of NEOS's historic business assets.

NEOS is a full service payment processing company offering a turnkey solution for retail merchants. NEOS offers custom application development, electronic payment processing, card personalization services, terminal integration & deployment, and customer support. As an application developer, NEOS has developed a variety of scalable smart card and magnetic strip card applications utilizing all the elements of stored value and frequency and/or loyalty card programs and services. NEOS integrates its proprietary software to many point-of-service terminal and cash register interfaces. In addition, NEOS offers internet-based transaction collection and database reporting system.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.
         a. To be filed by amendment.

     (b) Pro forma financial information.
         a. To be filed by amendment.

     (c) Exhibits
         2.1  Agreement and Plan of Merger
         4.1  $500,000 promissory note due January 1, 2005
         4.2  $1,500,000 promissory note due January 1, 2006
        10.1  Form of Lock-up Agreement
        10.2  License Agreement
        10.3  Piggyback Registration Rights Agreement


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERNATIONAL CARD ESTABLISHMENT, INC.




DATE: SEPTEMBER 14, 2004     By: /s/ WILLIAM LOPSHIRE
                                 __________________________________
                                     William Lopshire
                                     Chief Executive Officer